UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2023

MDU Resources Group Inc
(Exact name of registrant as specified in its charter)

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)
Delaware	1-03480	30-1133956

1200 West Century Avenue
P.O. Box 5650
Bismarck, North Dakota 58506-5650
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code (701) 530-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)
Common Stock, par value $1.00 per share	MDU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

In connection with the previously announced spinoff of Knife River Corporation from MDU Resources Group, Inc. (the “Company”), into a separate publicly traded company (the “separation and distribution”), Knife River Holding Company, a wholly owned subsidiary of the Company, issued $425 million aggregate principal amount of 7.750% senior notes due 2031 (the “notes”), pursuant to an indenture dated as of April 25, 2023, to qualified institutional buyers in reliance on Rule 144A under the Securities Act and to non-U.S. persons in reliance on Regulation S under the Securities Act. Knife River Holding Company, in connection with the separation and distribution, will be the new parent company for Knife River Corporation. The notes will mature on May 1, 2031. The notes bear interest at a rate of 7.750% per annum, payable semi-annually.

Also on April 25, 2023, Knife River Holding Company entered into an escrow agreement with U.S. Bank National Association (in its capacity as escrow agent, the “escrow agent”) and U.S. Bank Trust Company, National Association (in its capacity as trustee under the indenture, the “trustee”), pursuant to which Knife River Holding Company agreed to deposit into an escrow account cash (collectively with any other property from time to time held in the escrow account, the “escrowed property”) equal to the net proceeds of the notes offering. The escrowed property will be released to Knife River Holding Company or to such other person as Knife River Holding Company directs upon delivery by Knife River Holding Company to the escrow agent and the trustee of an officer’s certificate certifying that in the good faith judgment of Knife River Holding Company, the separation and distribution is expected to be consummated on or within one business day of the delivery of such certificate (such certificate, the “spin certificate,” and the date the spin certificate is delivered and the escrowed property is released from escrow, the “escrow release date”).

On the escrow release date, Knife River Holding Company intends to lend or contribute the net proceeds from the notes offering to Knife River Corporation, and, at Knife River Holding Company’s option, use the remaining proceeds to pay Knife River Holding Company’s and its subsidiaries’ fees, costs and expenses related to the separation and distribution. It is expected that Knife River Corporation will use such net proceeds to repay intercompany obligations owing to certain subsidiaries of the Company.

At any time and from time to time on or after May 1, 2026, Knife River Holding Company may redeem the notes at its option, in whole or in part, at the redemption prices set forth in the indenture, plus accrued and unpaid interest to, but excluding, the applicable redemption date. At any time and from time to time prior to such date, Knife River Holding Company may redeem the notes at its option, in whole or in part, at a redemption price of 100% of the principal amount of the notes to be redeemed, plus accrued and unpaid interest to, but excluding, the applicable redemption date, plus a “make-whole” premium as set forth in the indenture. In addition, at any time and from time to time on or prior to May 1, 2026, Knife River Holding Company may redeem in the aggregate up to 40% of the original aggregate principal amount of the notes (calculated after giving effect to any issuance of any additional notes under the indenture) with the net cash proceeds from certain equity offerings at a redemption price set forth in the indenture, plus accrued and unpaid interest to, but excluding, the applicable redemption date.

In the event that (x) Knife River Holding Company has not delivered the spin certificate to the trustee and the escrow agent prior to 11:59 p.m. (New York City time) on the date that is five months after April 25, 2023, (y) the escrowed property is released to Knife River Holding Company or to such other person as Knife River Holding Company directs but the separation and distribution is not consummated at or prior to 11:59 p.m. (New York City time) on the fifth business day following the date on which such escrowed property is so released or (z) Knife River Holding Company notifies the escrow agent and the trustee in writing that Knife River Holding Company will not pursue the separation and distribution, Knife River Holding Company will be required to redeem all of the notes then outstanding at a redemption price equal to 100% of the aggregate principal amount of the notes to be redeemed, plus accrued and unpaid interest on the notes to be redeemed, to, but excluding, the special mandatory redemption date.

Prior to the separation and distribution, the notes will be unsecured, unsubordinated obligations of Knife River Holding Company. From and after the escrow release date, the notes will be, jointly and severally, guaranteed by each of Knife River Holding Company’s existing and future direct or indirect wholly owned restricted subsidiaries (subject to certain exceptions) that is a borrower or guarantor under certain syndicated credit facilities of Knife River Holding Company or any other subsidiary guarantor or certain capital markets debt of Knife River Holding Company or any other subsidiary guarantor. From and after the escrow release date, the notes and related guarantees will be unsecured, unsubordinated obligations of Knife River Holding Company and the subsidiary guarantors.

The notes contain customary affirmative and negative covenants, including, among others, limitations on the incurrence of indebtedness, restricted payments, liens, restrictions on distributions from subsidiary guarantors, sales of assets and subsidiary stock, affiliate transactions and certain mergers and consolidations.

The notes are subject to customary events of default for financings of this type, including, among others, non-payment of principal, interest or premium, failure to comply with certain covenants and certain bankruptcy or insolvency events.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits. The following exhibits are being furnished as part of this report.

Exhibit Number	Description
99.1	Press release of MDU Resources Group, Inc., dated April 25, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* * *

Cautionary Note on Forward Looking Statements

This Current Report on Form 8-K includes certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements contained in this release, including statements about the planned separation of Knife River Corporation and the future state of the Company are expressed in good faith and are believed by the Company to have a reasonable basis. Nonetheless, actual results may differ materially from the projected results expressed in the forward-looking statements. For a discussion of important factors that could cause actual results to differ materially from those expressed in the forward-looking statements, refer to Item 1A-Risk Factors in the Company's most recent 10-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2023

MDU Resources Group, Inc.

By:	/s/ Karl A. Liepitz

Karl A. Liepitz
Vice President, General Counsel
and Secretary

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